    Exhibit 99.1

Century Aluminum Company Reports Third Quarter 2026 Results

Chicago, November 5, 2026 (GLOBE NEWSWIRE) -- Century Aluminum Company (NASDAQ: CENX) today announced its third quarter 2026 results.

Third Quarter 2026 Financial Results

$MM (except shipments and per share data)
	Q3 2026	Q2 2026
Aluminum shipments (tonnes)	173,483	130,632
Net sales	$961.2	$752.1
Net income attributable to Century	$302.6	$249.3
Diluted earnings per share attributable to Century	$2.89	$2.39
Adjusted net income attributable to Century(1)	$271.6	$257.3
Adjusted earnings per common share(1)	$2.58	$2.46
Adjusted EBITDA attributable to Century(1)	$331.6	$326.9

Notes:
(1) Non-GAAP measure; see reconciliation of GAAP to non-GAAP financial measures.
Net sales for the third quarter ended September 30, 2026 increased by $209.1 million sequentially primarily driven by higher shipments attributable to the restart of Line 2 at the Grundartangi, Iceland facility returning to near full production during the quarter and favorable realized metal prices.
Century reported Net income attributable to Century of $302.6 million for the third quarter of 2026, a $53.3 million increase sequentially. The increase in net earnings during the third quarter of 2026 was primarily attributable to higher shipments resulting from the restart of line 2 at Grundartangi and favorable realized metal prices, partially offset by a lower gain on insurance proceeds related to Iceland equipment failure and unfavorable power price realization due to extreme hot weather in the third quarter.
Third quarter results were also impacted by $31.0 million of net exceptional items, in particular, $34.5 million of unrealized gains on derivative instruments, net of tax and a $12.7 million gain on insurance proceeds, net of tax, partially offset by $15.1 million related to equipment failures in Iceland, net of tax. Therefore, Century reported an Adjusted net income attributable to Century of $271.6 million for the third quarter of 2026, a $14.3 million increase sequentially.
Adjusted EBITDA attributable to Century for the third quarter of 2026 was $331.6 million. This was an increase of $4.7 million from the prior quarter, mainly from favorable sales volume and mix and realized metal prices, offset by higher operating expenses and unfavorable power price realization.
Century's liquidity position at September 30, 2026 was $1,161.5 million, comprised of cash and cash equivalents of $713.0 million, restricted cash of $41.6 million, and $406.9 million in combined borrowing availability.
Fourth Quarter 2026 Outlook
The Company expects fourth quarter Adjusted EBITDA to range between $275 to $300 million.
About Century Aluminum Company
With its corporate headquarters located in Chicago, IL, Century Aluminum owns and operates primary aluminum smelting facilities in the United States and Iceland and is the majority owner and managing partner of the Jamalco alumina refinery in Jamaica. Visit www.centuryaluminum.com for more information.

Non-GAAP Financial Measures
Adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA are non-GAAP financial measures that management uses to evaluate Century's financial performance. These non-GAAP financial measures facilitate comparisons of this period’s results with prior periods on a consistent basis by excluding items that management does not believe are indicative of Century’s ongoing operating performance and ability to generate cash. Management believes these non-GAAP financial measures enhance an overall understanding of Century’s performance and our investors’ ability to review Century’s business from the same perspective as management. The tables below, under the heading "Reconciliation of Non-GAAP Financial Measures," provide a reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, Century's reported results prepared in accordance with GAAP. In addition, because not all companies use identical calculations, adjusted net income (loss), adjusted earnings (loss) per share and adjusted EBITDA included in this press release may not be comparable to similarly titled measures of other companies. Investors are encouraged to review the reconciliations in conjunction with the presentation of these non-GAAP financial measures. We do not provide a reconciliation of forward-looking Adjusted EBITDA because the corresponding forward-looking GAAP financial measures is not currently available and management cannot reliably predict all the necessary components of such forward-looking GAAP measures without unreasonable effort or expense due to the inherent difficulty of forecasting and quantifying certain amounts that are necessary for such a reconciliation, including adjustments that could be made for restructuring, the variability of our tax rate, the impact of foreign currency fluctuation, and other charges reflected in our historical results. The probable significance of each of these items is high and, based on historical experience, could be material.
Cautionary Statement
This press release and statements made by Century Aluminum Company management on the quarterly conference call contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to the "safe harbor" created by section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements are statements about future events and are based on our current expectations. These forward-looking statements may be identified by the words "believe," "expect," "hope," "target," "anticipate," "intend," "plan," "seek," "estimate," "potential," "project," "scheduled," "forecast" or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," "might," or "may." Forward-looking statements, for example, may include statements regarding: Our assessment of global and local financial and economic conditions; Our assessment of the aluminum market and aluminum prices (including premiums); Our assessment of prices of our key raw materials and supply and availability of those key raw materials, including alumina, coke, pitch and aluminum fluoride; Our assessment of power prices and availability, including any potential curtailments or other disruptions in the supply of power; The impact of the wars in Ukraine and in the Middle East, including any sanctions and export controls targeting Russia and businesses or individuals tied to Russia; The future financial and operating performance of the Company and its subsidiaries; Our ability to successfully manage market risk and to control or reduce costs; Our plans and expectations with respect to future operations of the Company and its subsidiaries, including any plans and expectations to curtail or restart production, including the expected impact of any such actions on our future financial and operating performance; Our plans and expectations with regards to the restart of curtailed production at Mt. Holly including the timing, costs and benefits associated with restarting curtailed production; Any future impact of the equipment failure at Grundartangi and related events on our financial and operating performance; The timing of our ability to return our operating facilities to full and normal operation following equipment failure or other extraordinary events including our expectations as to timing for bringing our Grundartangi facility back to 100% and returning Jamalco to full and normal operation following the restart after Hurricane Melissa; Our ability to recover losses from our insurance, including with respect to losses incurred in connection with the October 2025 equipment failure at Grundartangi; The timing and terms of the data center being constructed on our former Hawesville site to commence commercial operations and our ability to require Raylan Data Holdings LLC to repurchase our minority interest therein; The impact of Section 232 and 301 and other trade actions, including tariffs or other trade remedies, the extent to which any such remedies may be changed, including through exclusions or exemptions, and the duration of any trade remedy; The timing and extent of our ability to realize benefits from the current administration’s proposed program to reduce aluminum tariffs for parties with a committed plan for new investment in U.S. production facilities to produce primary aluminum; The impact of any new or changed law or regulation, including, without limitation, sanctions or other similar remedies or restrictions or any changes in interpretation of existing laws or regulations; Our anticipated tax liabilities, benefits or refunds including the realization of U.S. and certain foreign deferred tax assets and liabilities; Our ability to qualify for and realize potential tax benefits under the Inflation Reduction Act of 2022 and the anticipated amounts of such benefits; Our expectations regarding the availability of the $500 million DOE funding to our new smelter project, including our ability to raise additional capital through additional grants, incentives, subsidized loans and other debt and equity funding to support construction of a new aluminum smelter and our ability to successfully complete our new smelter project; The likelihood of our formalizing a joint venture with Emirates Global Aluminium for the new smelter project, and if we do, our ability to secure necessary power arrangements for the project on commercially reasonable terms, to timely complete construction of the project on budget, and to commence profitable operations; Our ability to access existing or future financing arrangements and the terms of any such future financing arrangements; Our ability to repay or refinance debt in the future; Our assessment and estimates of our pension and other postretirement liabilities, legal and environmental liabilities and other contingent liabilities; Our assessment of any future tax audits and expected outcomes; Negotiations with current labor unions or future representation by a union of our employees; Our assessment of any information technology-related risks, including the risk from cyberattacks or other data security breaches; Our plans and expectations regarding potential M&A and joint venture activity including our ability to consummate such transactions and our assessments of certain risks associated with the same, including, for example, unforeseen costs and expenses associated with unidentified liabilities, and difficulties integrating an acquired asset into our existing operations; and Our future business objectives, plans, strategies and initiatives, including our competitive position and prospects.
Where we express an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, our forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties which may cause actual results to differ materially from future results expressed, projected or implied by those forward-looking statements. Important factors that could cause actual results and events to differ from those described in such forward-looking statements can be found in the risk factors and forward-looking statements cautionary language contained in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in other filings made with the Securities and Exchange Commission. Although we have attempted to identify those material factors that could cause actual results or events to differ from those described in such forward-looking statements, there may be other factors that could cause actual results or events to differ from those anticipated, estimated or intended. Many of these factors are beyond our ability to control or predict. Given these uncertainties, the reader is cautioned not to place undue reliance on our forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events, or otherwise.

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in millions, except per share amounts)
(Unaudited)
	Three months ended
	September 30,	June 30,
	2026	2026
Net sales
Related parties	$491.6	$330.9
Other customers	469.6	421.2
Total net sales	961.2	752.1
Cost of goods sold	658.3	524.2
Gross profit	302.9	227.9
Selling, general and administrative expenses	10.8	15.9
Other operating expenses - net	(0.2)	0.4
Operating income	292.3	211.6
Interest expense - nonaffiliates	(8.9)	(9.5)
Interest expense - affiliates	(0.5)	(0.6)
Interest income	5.1	4.4
Net gain on forward and derivative contracts - nonaffiliates	10.8	7.1
Gain on insurance proceeds - net	15.9	40.1
Other (expense) income - net	(0.8)	3.8
Income before income taxes	313.9	256.9
Income tax expense	(11.6)	(12.1)
Equity in earnings (losses) of unconsolidated subsidiaries	—	(1.0)
Net income	302.3	243.8
Net loss attributable to noncontrolling interests	(0.3)	(5.5)
Net income attributable to Century	302.6	249.3

Net income attributable to Century per common share:
Basic	$3.06	$2.52
Diluted	$2.89	$2.39
Weighted-average common shares outstanding:
Basic	99.0	99.0
Diluted	105.2	104.8

CENTURY ALUMINUM COMPANY
CONSOLIDATED BALANCE SHEETS
(in millions, except per share amounts)
(Unaudited)
	September 30, 2026	December 31, 2025
ASSETS
Cash and cash equivalents	$713.0	$134.2
Restricted cash	41.6	1.4
Accounts receivable - net	102.6	109.9
Non-trade receivables	18.3	38.1
Due from affiliates	42.0	29.6
Manufacturing credit receivable	162.0	172.6
Inventories	612.6	519.6
Derivative assets	11.4	1.5
Prepaid and other current assets	22.9	24.4
Total current assets	1,726.4	1,031.3
Property, plant and equipment - net	1,264.1	1,167.6
Other assets	181.6	70.4
Total assets	$3,172.1	$2,269.3
LIABILITIES AND SHAREHOLDERS’ EQUITY
LIABILITIES:
Accounts payable, trade	$255.2	$187.2
Accrued compensation and benefits	76.2	74.4
Due to affiliates	49.0	70.8
Accrued and other current liabilities	35.5	35.6
Derivative liabilities	50.4	58.2
Carbon credit repurchase liability	34.1	28.6
Current maturities of long-term debt	—	68.8
Total current liabilities	500.4	523.6
Long-term debt	480.3	479.5
Accrued benefits costs - less current portion	81.8	97.7
Other liabilities	112.9	104.9
Deferred taxes	79.5	58.4
Asset retirement obligations - less current portion	70.6	75.3
Total noncurrent liabilities	825.1	815.8
SHAREHOLDERS’ EQUITY:
Series A Preferred stock ($0.01 par value, 5,000,000 shares authorized; no shares issued or outstanding at September 30, 2026 and December 31, 2025)	—	—
Common stock ($0.01 value, 195,000,000 authorized; 106,179,816 issued and 98,993,295 outstanding at September 30, 2026; 106,155,528 issued and 98,969,007 outstanding at December 31, 2025)	1.1	1.1
Additional paid-in capital	2,578.9	2,571.5
Treasury stock, at cost	(86.3)	(86.3)
Accumulated other comprehensive loss	(45.7)	(55.2)
Accumulated deficit	(736.0)	(1,625.5)
Total shareholders’ equity	1,712.0	805.6
Noncontrolling interest	134.6	124.3
Total equity	1,846.6	929.9
Total liabilities and equity	$3,172.1	$2,269.3

CENTURY ALUMINUM COMPANY
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)
(Unaudited)
	Nine months ended September 30,
	2026	2025
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$873.1	$18.9
Adjustments to reconcile Net income to net cash provided by operating activities:
Unrealized (gain) loss on derivative instruments	(25.6)	35.2
Depreciation, depletion and amortization	60.9	70.0
Share-based compensation	10.8	14.2
Net periodic benefit cost	11.7	9.2
Change in deferred tax provision	21.8	(1.2)
Gain on the sale of Hawesville	(287.9)	—
Gain on insurance proceeds received for property damage	(3.6)	—
Other non-cash items - net	4.8	(3.2)
Change in operating assets and liabilities:
Accounts receivable	(11.7)	(27.3)
Non-trade receivables	14.7	12.6
Manufacturing credit receivable	10.6	(68.5)
Due from affiliates	(12.4)	9.4
Inventories	(93.3)	(16.6)
Prepaid and other current assets	1.5	3.7
Accounts payable, trade	95.5	34.8
Due to affiliates	(21.8)	(6.9)
Accrued and other current liabilities	(1.1)	0.6
Ravenswood retiree medical settlement	(2.0)	(2.0)
Other - net	(15.1)	(6.8)
Net cash provided by operating activities	630.9	76.1
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property, plant and equipment	(172.2)	(65.1)
Proceeds from the sale of property, plant and equipment	0.1	—
Proceeds from the sale of Hawesville	200.0	—
Insurance proceeds received for property damage	13.6	—
Net cash provided by (used in) investing activities	41.5	(65.1)
CASH FLOWS FROM FINANCING ACTIVITIES:
Repayment of Senior Notes due 2028	—	(250.0)
Early redemption premiums paid	—	(4.7)
Proceeds from issuance of Senior Notes due 2032	—	400.0
Payment of deferred financing fees	—	(6.3)
Borrowings under revolving credit facilities	265.0	712.8
Repayments under revolving credit facilities	(326.1)	(750.2)
Repayments of Industrial Revenue Bonds	(7.8)	—
Repayments under Grundartangi casthouse debt facility	—	(6.8)
Payment of incentive compensation withholding taxes	(4.7)	—
Repayments under Vlissingen facility agreement	—	(10.0)
Contributions from joint venture partner	15.3	15.4
Carbon credit proceeds	34.4	28.1
Carbon credit repayments	(29.5)	(28.3)
Net cash (used in) provided by financing activities	(53.4)	100.0
CHANGE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	619.0	111.0
Cash, cash equivalents and restricted cash, beginning of period	135.6	35.7
Cash, cash equivalents and restricted cash, end of period	$754.6	$146.7

CENTURY ALUMINUM COMPANY
SELECTED OPERATING DATA
(in millions, except shipments)
(Unaudited)

SHIPMENTS - PRIMARY ALUMINUM(1)

	United States		Iceland		Total
	Tonnes	Sales $	Tonnes	Sales $	Tonnes	Sales $
2026
3rd Quarter	98,183	$580.0	75,300	$316.9	173,483	$896.9
2nd Quarter	95,057	$572.3	35,575	$121.2	130,632	$693.5
1st Quarter	93,668	$494.3	29,197	$87.3	122,865	$581.6

2025
3rd Quarter	90,703	$367.6	71,739	$196.3	162,442	$563.9
2nd Quarter	94,519	$324.4	81,222	$233.7	175,741	$558.1
1st Quarter	94,601	$306.6	74,071	$217.3	168,672	$523.9
(1) Excludes scrap aluminum sales, purchased aluminum and alumina sales.

CENTURY ALUMINUM COMPANY
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in millions, except per share amounts)
(Unaudited)

	Three months ended
	September 30, 2026		June 30, 2026
	$MM	EPS	$MM	EPS
Net income attributable to Century	$302.6	$2.89	$249.3	$2.39
Lower of cost or NRV inventory adjustment	—	—	4.3	0.04
Unrealized gain on derivative contracts, net of tax	(34.5)	(0.34)	(38.9)	(0.37)
Share-based compensation	(1.1)	(0.01)	2.5	0.02
Gain on insurance proceeds - net, net of tax	(12.7)	(0.12)	(32.1)	(0.31)
Iceland equipment failure(1), net of tax	15.1	0.14	61.3	0.59
Mt. Holly expansion(2)	1.1	0.01	10.7	0.10
Mt. Holly emergency energy charges	1.1	0.01	0.2	—
Adjusted net income attributable to Century	$271.6	$2.58	$257.3	$2.46
(1) Represents impact of property damage and business interruption as a result of equipment failure at Grundartangi
(2) Represents incremental costs associated with the Mt. Holly expansion project

	Three months ended
	September 30, 2026	June 30, 2026
Net income attributable to Century	$302.6	$249.3
Add: Net loss attributable to noncontrolling interests	(0.3)	(5.5)
Net income	302.3	243.8
Interest expense - nonaffiliates	8.9	9.5
Interest expense - affiliates	0.5	0.6
Interest income	(5.1)	(4.4)
Net gain on forward and derivative contracts - nonaffiliates	(10.8)	(7.1)
Gain on insurance proceeds - net	(15.9)	(40.1)
Other expense (income) - net	0.8	(3.8)
Income tax expense	11.6	12.1
Equity in losses of unconsolidated subsidiaries	—	1.0
Operating income	292.3	211.6
Depreciation, depletion and amortization	21.5	16.9
Lower of cost or NRV inventory adjustment	—	4.3
Share-based compensation	(1.1)	2.5
Iceland equipment failure(1)	18.9	76.6
Mt. Holly expansion(2)	1.1	10.7
Mt. Holly emergency energy charges	1.1	0.2
Adjusted EBITDA	333.8	322.8
Less: Adjusted EBITDA attributable to noncontrolling interests	2.2	(4.1)
Adjusted EBITDA attributable to Century	$331.6	$326.9
(1) Represents impact of property damage and business interruption as a result of equipment failure at Grundartangi
(2) Represents incremental costs associated with the Mt. Holly expansion project

INVESTOR CONTACT	MEDIA CONTACT
Chad Rigg	Christopher Bona
312-696-3132	312-696-3142
Source: Century Aluminum Company